Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2020
1

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	32
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	33
Footnotes	34

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Revenues
Premiums	$9,405	$10,129	$10,781	$11,920	$9,466	$9,405	$9,466
Universal life and investment-type product policy fees	1,365	1,412	1,440	1,386	1,431	1,365	1,431
Net investment income	4,908	4,693	4,623	4,644	3,061	4,908	3,061
Other revenues	494	478	419	451	439	494	439
Net investment gains (losses)	15	61	161	207	(288)	15	(288)
Net derivative gains (losses)	115	724	1,254	(1,465)	4,201	115	4,201
Total revenues	16,302	17,497	18,678	17,143	18,310	16,302	18,310

Expenses
Policyholder benefits and claims	9,072	9,993	10,648	11,748	9,022	9,072	9,022
Interest credited to policyholder account balances	1,961	1,515	1,500	1,488	80	1,961	80
Policyholder dividends	300	302	296	313	292	300	292
Capitalization of DAC	(812)	(837)	(882)	(827)	(774)	(812)	(774)
Amortization of DAC and VOBA	624	689	797	786	788	624	788
Amortization of negative VOBA	(10)	(10)	(4)	(9)	(10)	(10)	(10)
Interest expense on debt	234	274	223	224	222	234	222
Other expenses	3,189	3,274	3,309	3,457	3,047	3,189	3,047
Total expenses	14,558	15,200	15,887	17,180	12,667	14,558	12,667
Income (loss) from continuing operations before provision for income tax	1,744	2,297	2,791	(37)	5,643	1,744	5,643
Provision for income tax expense (benefit)	359	551	601	(625)	1,242	359	1,242
Income (loss) from continuing operations, net of income tax	1,385	1,746	2,190	588	4,401	1,385	4,401
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	1,385	1,746	2,190	588	4,401	1,385	4,401
Less: Net income (loss) attributable to noncontrolling interests	4	5	6	(5)	3	4	3
Net income (loss) attributable to MetLife, Inc.	1,381	1,741	2,184	593	4,398	1,381	4,398
Less: Preferred stock dividends	32	57	32	57	32	32	32
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,349	$1,684	$2,152	$536	$4,366	$1,349	$4,366

Premiums, fees and other revenues	$11,264	$12,019	$12,640	$13,757	$11,336	$11,264	$11,336

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,349	$1,684	$2,152	$536	$4,366
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	15	61	161	207	(288)
Less: Net derivative gains (losses)	115	724	1,254	(1,465)	4,201
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(177)	(179)	(107)	(418)	(65)
Less: Provision for income tax (expense) benefit	(24)	(236)	(340)	373	(928)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	4	5	6	(5)	3
Adjusted earnings available to common shareholders	$1,424	$1,319	$1,190	$1,834	$1,449

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.40	$1.77	$2.30	$0.58	$4.75
Less: Net investment gains (losses)	0.02	0.06	0.17	0.22	(0.31)
Less: Net derivative gains (losses)	0.12	0.76	1.34	(1.58)	4.57
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.19)	(0.18)	(0.11)	(0.45)	(0.08)
Less: Provision for income tax (expense) benefit	(0.03)	(0.24)	(0.36)	0.40	(1.01)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	0.01	(0.01)	—
Adjusted earnings available to common shareholders per diluted common share	$1.48	$1.38	$1.27	$1.98	$1.58

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(160)	$—	$—
Expense initiative costs	(55)	(70)	(88)	(119)	—
Interest on tax adjustments	—	—	—	64	—
Tax adjustments	—	—	—	475	—
Total notable items	$(55)	$(70)	$(248)	$420	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(0.17)	$—	$—
Expense initiative costs	$(0.06)	$(0.07)	$(0.09)	$(0.13)	$—
Interest on tax adjustments	$—	$—	$—	$0.07	$—
Tax adjustments	$—	$—	$—	$0.51	$—
Total notable items	$(0.06)	$(0.07)	$(0.26)	$0.45	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Weighted average common shares outstanding - diluted	963.3	952.9	936.4	925.7	920.0

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Book value per common share (1)	$58.06	$64.61	$70.71	$68.62	$72.62
Book value per common share, excluding AOCI other than FCTA (1)	$45.58	$47.09	$48.56	$48.97	$52.36
Book value per common share - tangible common stockholders' equity (1)	$35.71	$37.09	$38.52	$38.86	$42.33

	For the Three Months Ended
Unaudited	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Return on MetLife, Inc.'s (2):
Common stockholders' equity	10.3%	11.6%	13.7%	3.4%	27.1%
Common stockholders' equity, excluding AOCI other than FCTA	12.5%	15.4%	19.4%	4.8%	37.8%
Tangible common stockholders' equity	16.2%	19.7%	24.6%	6.1%	47.3%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	10.9%	9.1%	7.6%	11.5%	9.0%
Common stockholders' equity, excluding AOCI other than FCTA	13.2%	12.1%	10.7%	16.4%	12.6%
Tangible common stockholders' equity	17.1%	15.5%	13.7%	20.7%	15.8%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Common shares outstanding, beginning of period	958.6	950.2	935.9	919.6	915.3
Share repurchases	(11.2)	(15.8)	(17.1)	(5.1)	(10.6)
Newly issued shares	2.8	1.5	0.8	0.8	2.9
Common shares outstanding, end of period	950.2	935.9	919.6	915.3	907.6

Weighted average common shares outstanding - basic	956.5	946.2	929.6	918.7	914.1
Dilutive effect of the exercise or issuance of stock-based awards	6.8	6.7	6.8	7.0	5.9
Weighted average common shares outstanding - diluted	963.3	952.9	936.4	925.7	920.0

MetLife Policyholder Trust Shares	146.2	144.3	142.8	140.7	139.2

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Total revenues	$16,302	$17,497	$18,678	$17,143	$18,310	$16,302	$18,310
Less: Net investment gains (losses)	15	61	161	207	(288)	15	(288)
Less: Net derivative gains (losses)	115	724	1,254	(1,465)	4,201	115	4,201
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	—	20	59	18	18	—	18
Less: Other adjustments to revenues:
GMIB fees	27	28	27	26	26	27	26
Investment hedge adjustments	(105)	(118)	(121)	(125)	(138)	(105)	(138)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	736	261	250	228	(1,140)	736	(1,140)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(4)	(2)	(5)	(4)	(4)	(4)
Settlement of foreign currency earnings hedges	2	2	3	2	—	2	—
TSA fees	68	69	69	40	42	68	42
Divested businesses	—	—	60	63	56	—	56
Total adjusted revenues	$15,448	$16,454	$16,918	$18,154	$15,537	$15,448	$15,537

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Net investment income	$4,908	$4,693	$4,623	$4,644	$3,061	$4,908	$3,061
Less: Adjustments to net investment income:
Investment hedge adjustments	(105)	(118)	(121)	(125)	(138)	(105)	(138)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	736	261	250	228	(1,140)	736	(1,140)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(4)	(2)	(5)	(4)	(4)	(4)
Divested businesses	—	—	23	24	22	—	22
Net investment income, as reported on an adjusted basis	$4,281	$4,554	$4,473	$4,522	$4,321	$4,281	$4,321

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Variable investment income (Included in net investment income above)	$174	$334	$326	$327	$351	$174	$351

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Premiums, fees and other revenues	$11,264	$12,019	$12,640	$13,757	$11,336	$11,264	$11,336
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	—	20	59	18	18	—	18
GMIB fees	27	28	27	26	26	27	26
Settlement of foreign currency earnings hedges	2	2	3	2	—	2	—
TSA fees	68	69	69	40	42	68	42
Divested businesses	—	—	37	39	34	—	34
Adjusted premiums, fees and other revenues	$11,167	$11,900	$12,445	$13,632	$11,216	$11,167	$11,216
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,062	$11,797	$12,356	$13,575	$11,216

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Total expenses	$14,558	$15,200	$15,887	$17,180	$12,667	$14,558	$12,667
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(24)	(5)	39	106	30	(24)	30
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	—	—	9	10	9	—	9
Inflation and pass-through adjustments	79	84	87	(6)	48	79	48
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	49	36	(47)	105	(128)	49	(128)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	(4)	(11)	3	8	11	(4)	11
PAB hedge adjustments	(3)	(6)	(5)	(5)	(5)	(3)	(5)
Unit-linked contract costs	716	257	223	240	(1,138)	716	(1,138)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(6)	(6)	(8)	5	(3)	(6)	(3)
Regulatory implementation costs	3	7	5	3	2	3	2
Acquisition, integration and other costs	23	6	8	7	6	23	6
TSA fees	68	69	69	40	42	68	42
Divested businesses	—	6	69	152	51	—	51
Total adjusted expenses	$13,657	$14,763	$15,435	$16,515	$13,742	$13,657	$13,742

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Capitalization of DAC	$(812)	$(837)	$(882)	$(827)	$(774)	$(812)	$(774)
Less: Divested businesses	—	—	(11)	(9)	(3)	—	(3)
Capitalization of DAC, as reported on an adjusted basis	$(812)	$(837)	$(871)	$(818)	$(771)	$(812)	$(771)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Other expenses	$3,189	$3,274	$3,309	$3,457	$3,047	$3,189	$3,047
Less: Noncontrolling interest	(6)	(6)	(8)	5	(3)	(6)	(3)
Less: Regulatory implementation costs	3	7	5	3	2	3	2
Less: Acquisition, integration and other costs	23	6	8	7	6	23	6
Less: TSA fees	68	69	69	40	42	68	42
Less: Divested businesses	—	6	36	116	19	—	19
Other expenses, as reported on an adjusted basis	$3,101	$3,192	$3,199	$3,286	$2,981	$3,101	$2,981
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,058	$3,161	$3,163	$3,260	$2,981

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Other expenses	$3,189	$3,274	$3,309	$3,457	$3,047	$3,189	$3,047
Capitalization of DAC	(812)	(837)	(882)	(827)	(774)	(812)	(774)
Other expenses, net of capitalization of DAC	$2,377	$2,437	$2,427	$2,630	$2,273	$2,377	$2,273

Premiums, fees and other revenues	$11,264	$12,019	$12,640	$13,757	$11,336	$11,264	$11,336

Expense ratio	21.1%	20.3%	19.2%	19.1%	20.1%	21.1%	20.1%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,420	$1,485	$1,475	$1,597	$1,344	$1,420	$1,344
Pension, postretirement and postemployment benefit costs	56	57	57	63	39	56	39
Premium taxes, other taxes, and licenses & fees	170	174	164	165	193	170	193
Commissions and other variable expenses	1,455	1,476	1,503	1,461	1,405	1,455	1,405
Other expenses, as reported on an adjusted basis	3,101	3,192	3,199	3,286	2,981	3,101	2,981
Capitalization of DAC, as reported on an adjusted basis	(812)	(837)	(871)	(818)	(771)	(812)	(771)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,289	2,355	2,328	2,468	2,210	2,289	2,210
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	70	88	111	69	—	70	—
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,219	$2,267	$2,217	$2,399	$2,210	$2,219	$2,210

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Employee related costs	$922	$916	$871	$948	$866	$922	$866
Third party staffing costs	375	419	422	536	343	375	343
General and administrative expenses	123	150	182	113	135	123	135
Direct expenses	1,420	1,485	1,475	1,597	1,344	1,420	1,344
Less: Total notable items related to direct expenses (1)	70	88	111	69	—	70	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,350	$1,397	$1,364	$1,528	$1,344	$1,350	$1,344

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,289	$2,355	$2,328	$2,468	$2,210	$2,289	$2,210
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	70	88	111	69	—	70	—
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,219	$2,267	$2,217	$2,399	$2,210	$2,219	$2,210

Adjusted premiums, fees and other revenues	$11,167	$11,900	$12,445	$13,632	$11,216	$11,167	$11,216
Less: PRT	(2)	556	1,293	2,499	(9)	(2)	(9)
Adjusted premiums, fees and other revenues, excluding PRT	$11,169	$11,344	$11,152	$11,133	$11,225	$11,169	$11,225

Direct expense ratio	12.7%	12.5%	11.9%	11.7%	12.0%	12.7%	12.0%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.1%	12.3%	12.2%	13.7%	12.0%	12.1%	12.0%

Adjusted expense ratio	20.5%	19.8%	18.7%	18.1%	19.7%	20.5%	19.7%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT (1)	19.9%	20.0%	19.9%	21.5%	19.7%	19.9%	19.7%

(1) Notable items are related to “interest on tax adjustments” and “expense initiative costs”. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$308,410	$318,689	$326,049	$327,820	$326,685
Equity securities, at estimated fair value	1,432	1,476	1,341	1,342	1,050
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,245	13,000	12,671	13,102	11,145
Mortgage loans	78,601	77,997	78,959	80,529	81,344
Policy loans	9,670	9,705	9,671	9,680	9,638
Real estate and real estate joint ventures	10,022	10,326	10,246	10,741	11,250
Other limited partnership interests	6,787	7,054	7,441	7,716	8,230
Short-term investments, principally at estimated fair value	4,524	2,811	3,536	3,850	5,930
Other invested assets	18,175	20,036	21,979	19,015	27,839
Total investments	450,866	461,094	471,893	473,795	483,111
Cash and cash equivalents, principally at estimated fair value	14,506	18,435	19,452	16,598	24,094
Accrued investment income	3,569	3,535	3,561	3,523	3,828
Premiums, reinsurance and other receivables	20,615	20,425	20,723	20,443	21,224
Deferred policy acquisition costs and value of business acquired	18,349	17,880	17,382	17,833	17,254
Current income tax recoverable	—	97	—	—	—
Goodwill	9,418	9,408	9,278	9,308	9,159
Other assets	10,100	10,029	10,166	10,518	10,617
Separate account assets	185,765	191,264	190,357	188,445	168,454
Total assets	$713,188	$732,167	$742,812	$740,463	$737,741

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$187,508	$191,139	$193,310	$194,909	$193,106
Policyholder account balances	187,333	190,033	189,060	192,627	193,875
Other policy-related balances	16,967	16,815	16,960	17,171	16,755
Policyholder dividends payable	671	689	692	681	654
Policyholder dividend obligation	1,116	1,834	2,370	2,020	1,677
Payables for collateral under securities loaned and other transactions	25,084	25,354	28,443	26,745	35,530
Short-term debt	289	158	142	235	298
Long-term debt	12,850	13,346	13,443	13,466	14,510
Collateral financing arrangements	1,048	1,026	1,013	993	981
Junior subordinated debt securities	3,148	3,149	3,149	3,150	3,151
Current income tax payable	505	—	31	363	708
Deferred income tax liability	7,075	8,766	10,153	9,097	10,009
Other liabilities	25,091	24,548	25,070	24,179	27,570
Separate account liabilities	185,765	191,264	190,357	188,445	168,454
Total liabilities	654,450	668,121	674,193	674,081	667,278

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,535	32,602	32,639	32,680	33,711
Retained earnings	29,944	31,209	32,948	33,078	36,919
Treasury stock, at cost	(10,893)	(11,643)	(12,428)	(12,678)	(13,178)
Accumulated other comprehensive income (loss)	6,911	11,631	15,197	13,052	12,757
Total MetLife, Inc.'s stockholders' equity	58,509	63,811	68,368	66,144	70,221
Noncontrolling interests	229	235	251	238	242
Total equity	58,738	64,046	68,619	66,382	70,463
Total liabilities and equity	$713,188	$732,167	$742,812	$740,463	$737,741

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$433	$393	$464	$416	$401
RETIREMENT AND INCOME SOLUTIONS	358	442	357	404	452
PROPERTY & CASUALTY	117	84	67	27	134
TOTAL U.S.	$908	$919	$888	$847	$987
ASIA	505	516	501	468	491
LATIN AMERICA	196	216	220	204	139
EMEA	113	99	74	71	99
METLIFE HOLDINGS	395	372	183	333	344
CORPORATE & OTHER	(326)	(431)	(383)	(284)	(265)
Total adjusted earnings before provision for income tax	$1,791	$1,691	$1,483	$1,639	$1,795

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$91	$82	$98	$87	$89
RETIREMENT AND INCOME SOLUTIONS	73	91	73	83	93
PROPERTY & CASUALTY	20	14	10	2	25
TOTAL U.S.	$184	$187	$181	$172	$207
ASIA	149	157	152	127	141
LATIN AMERICA	62	57	65	43	44
EMEA	27	22	21	5	21
METLIFE HOLDINGS	78	73	34	64	67
CORPORATE & OTHER	(165)	(181)	(192)	(663)	(166)
Total provision for income tax expense (benefit)	$335	$315	$261	$(252)	$314

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$342	$311	$366	$329	$312
RETIREMENT AND INCOME SOLUTIONS	285	351	284	321	359
PROPERTY & CASUALTY	97	70	57	25	109
TOTAL U.S.	$724	$732	$707	$675	$780
ASIA	356	359	349	341	350
LATIN AMERICA	134	159	155	161	95
EMEA	86	77	53	66	78
METLIFE HOLDINGS	317	299	149	269	277
CORPORATE & OTHER (1)	(193)	(307)	(223)	322	(131)
Total adjusted earnings available to common shareholders (1)	$1,424	$1,319	$1,190	$1,834	$1,449

(1) Includes impact of preferred stock dividends of $32 million, $57 million, $32 million, $57 million and $32 million for the three months ended March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

U.S.
GROUP BENEFITS	48.6%	44.2%	52.0%	46.7%	43.1%
RETIREMENT AND INCOME SOLUTIONS	19.4%	23.9%	19.3%	21.9%	23.2%
PROPERTY & CASUALTY	19.2%	13.9%	11.3%	5.0%	21.9%
TOTAL U.S.	27.0%	27.3%	26.4%	25.2%	28.2%
ASIA	10.0%	10.1%	9.8%	9.6%	9.8%
LATIN AMERICA	18.1%	21.5%	20.9%	21.7%	12.4%
EMEA	12.3%	11.0%	7.6%	9.4%	10.9%
METLIFE HOLDINGS	13.2%	12.5%	6.2%	11.2%	11.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

U.S.	30.7%	31.0%	30.0%	28.6%	32.4%
ASIA	15.2%	15.3%	14.9%	14.6%	14.8%
LATIN AMERICA	29.9%	35.5%	34.6%	36.0%	20.3%
EMEA	22.1%	19.8%	13.8%	16.8%	19.2%
METLIFE HOLDINGS	14.8%	14.0%	7.1%	12.5%	12.5%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2019	2020	2019	2020
U.S.
GROUP BENEFITS		$2,817	$2,896
RETIREMENT AND INCOME SOLUTIONS		5,876	6,187
PROPERTY & CASUALTY		2,020	1,991
TOTAL U.S.		$10,713	$11,074	$9,447	$9,652
ASIA		$14,274	$14,313	$9,396	$9,490
LATIN AMERICA		$2,965	$3,074	$1,791	$1,876
EMEA		$2,802	$2,855	$1,595	$1,649
METLIFE HOLDINGS		$9,599	$9,893	$8,715	$9,022

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
U.S.	$1	$1	$1	$—	$1
ASIA	$2	$1	$1	$2	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$1	$1
METLIFE HOLDINGS	$5	$5	$5	$3	$4

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$5,567	$6,234	$6,903	$8,097	$5,674	$5,567	$5,674
Universal life and investment-type product policy fees	270	274	264	270	275	270	275
Net investment income	1,719	1,795	1,760	1,747	1,766	1,719	1,766
Other revenues	221	223	224	219	240	221	240
Total adjusted revenues	7,777	8,526	9,151	10,333	7,955	7,777	7,955

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,373	6,101	6,759	7,932	5,435	5,373	5,435
Interest credited to policyholder account balances	501	504	507	472	458	501	458
Capitalization of DAC	(114)	(127)	(131)	(112)	(112)	(114)	(112)
Amortization of DAC and VOBA	114	117	121	123	119	114	119
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	3	2	2	2	2
Other expenses	993	1,009	1,004	1,069	1,066	993	1,066
Total adjusted expenses	6,869	7,607	8,263	9,486	6,968	6,869	6,968
Adjusted earnings before provision for income tax	908	919	888	847	987	908	987
Provision for income tax expense (benefit)	184	187	181	172	207	184	207
Adjusted earnings	724	732	707	675	780	724	780
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$724	$732	$707	$675	$780	$724	$780

Adjusted premiums, fees and other revenues	$6,058	$6,731	$7,391	$8,586	$6,189	$6,058	$6,189
Less: PRT	(2)	556	1,293	2,499	(9)	(2)	(9)
Adjusted premiums, fees and other revenues, excluding PRT	$6,060	$6,175	$6,098	$6,087	$6,198	$6,060	$6,198

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$4,208	$4,247	$4,239	$4,217	$4,487	$4,208	$4,487
Universal life and investment-type product policy fees	194	203	198	194	204	194	204
Net investment income	280	292	293	297	277	280	277
Other revenues	143	144	145	143	160	143	160
Total adjusted revenues	4,825	4,886	4,875	4,851	5,128	4,825	5,128

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,711	3,812	3,724	3,685	3,973	3,711	3,973
Interest credited to policyholder account balances	39	39	42	37	34	39	34
Capitalization of DAC	(8)	(6)	(9)	(5)	(7)	(8)	(7)
Amortization of DAC and VOBA	9	8	8	10	7	9	7
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	—	—	—
Other expenses	641	639	646	708	720	641	720
Total adjusted expenses	4,392	4,493	4,411	4,435	4,727	4,392	4,727
Adjusted earnings before provision for income tax	433	393	464	416	401	433	401
Provision for income tax expense (benefit)	91	82	98	87	89	91	89
Adjusted earnings	342	311	366	329	312	342	312
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$342	$311	$366	$329	$312	$342	$312

Adjusted premiums, fees and other revenues	$4,545	$4,594	$4,582	$4,554	$4,851	$4,545	$4,851

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$461	$1,075	$1,739	$2,955	$275	$461	$275
Universal life and investment-type product policy fees	76	71	66	76	71	76	71
Net investment income	1,395	1,458	1,419	1,409	1,444	1,395	1,444
Other revenues	72	74	73	73	71	72	71
Total adjusted revenues	2,004	2,678	3,297	4,513	1,861	2,004	1,861

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,071	1,647	2,361	3,550	870	1,071	870
Interest credited to policyholder account balances	462	465	465	435	424	462	424
Capitalization of DAC	(8)	(12)	(5)	—	(8)	(8)	(8)
Amortization of DAC and VOBA	5	7	5	6	8	5	8
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	3	2	2	2	2
Other expenses	114	127	111	116	113	114	113
Total adjusted expenses	1,646	2,236	2,940	4,109	1,409	1,646	1,409
Adjusted earnings before provision for income tax	358	442	357	404	452	358	452
Provision for income tax expense (benefit)	73	91	73	83	93	73	93
Adjusted earnings	285	351	284	321	359	285	359
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$285	$351	$284	$321	$359	$285	$359

Adjusted premiums, fees and other revenues	$609	$1,220	$1,878	$3,104	$417	$609	$417
Less: PRT	(2)	556	1,293	2,499	(9)	(2)	(9)
Adjusted premiums, fees and other revenues, excluding PRT	$611	$664	$585	$605	$426	$611	$426

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$898	$912	$925	$925	$912	$898	$912
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	44	45	48	41	45	44	45
Other revenues	6	5	6	3	9	6	9
Total adjusted revenues	948	962	979	969	966	948	966

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	591	642	674	697	592	591	592
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(98)	(109)	(117)	(107)	(97)	(98)	(97)
Amortization of DAC and VOBA	100	102	108	107	104	100	104
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	238	243	247	245	233	238	233
Total adjusted expenses	831	878	912	942	832	831	832
Adjusted earnings before provision for income tax	117	84	67	27	134	117	134
Provision for income tax expense (benefit)	20	14	10	2	25	20	25
Adjusted earnings	97	70	57	25	109	97	109
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$97	$70	$57	$25	$109	$97	$109

Adjusted premiums, fees and other revenues	$904	$917	$931	$928	$921	$904	$921

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$18,924	$18,926	$18,965	$18,963	$18,965
Premiums and deposits	5,019	5,081	5,051	5,001	5,327
Surrenders and withdrawals	(597)	(619)	(638)	(592)	(625)
Benefit payments	(3,836)	(3,887)	(3,798)	(3,757)	(4,072)
Net flows	586	575	615	652	630
Net transfers from (to) separate account	1	—	—	—	—
Interest	145	152	149	145	138
Policy charges	(147)	(150)	(145)	(149)	(146)
Other	(583)	(538)	(621)	(646)	(652)
Balance, end of period	$18,926	$18,965	$18,963	$18,965	$18,935

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$813	$902	$925	$905	$970
Premiums and deposits	64	64	62	65	64
Surrenders and withdrawals	(18)	(18)	(28)	(18)	(19)
Benefit payments	(1)	(1)	(1)	(1)	—
Net flows	45	45	33	46	45
Investment performance	101	34	1	74	(162)
Net transfers from (to) general account	(1)	—	—	—	—
Policy charges	(53)	(54)	(53)	(54)	(55)
Other	(3)	(2)	(1)	(1)	(5)
Balance, end of period	$902	$925	$905	$970	$793

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$310	$314	$316	$363	$354
Pension, postretirement and postemployment benefit costs	15	15	15	19	5
Premium taxes, other taxes, and licenses & fees	63	67	62	66	88
Commissions and other variable expenses	253	243	253	260	273
Other expenses, as reported on an adjusted basis	$641	$639	$646	$708	$720

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Group Life (1)
Adjusted premiums, fees and other revenues	$1,804	$1,805	$1,846	$1,858	$1,920
Mortality ratio	85.3%	85.3%	87.0%	85.4%	87.9%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,812	$1,820	$1,830	$1,849	$1,959
Interest adjusted benefit ratio (3)	72.9%	75.4%	70.3%	71.4%	71.7%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$113,653	$115,419	$118,073	$118,134	$121,853
Premiums and deposits	19,068	17,898	21,104	21,132	20,967
Surrenders and withdrawals	(17,356)	(16,582)	(21,018)	(17,718)	(17,441)
Benefit payments	(1,035)	(1,021)	(1,100)	(1,040)	(1,132)
Net flows	677	295	(1,014)	2,374	2,394
Net transfers from (to) separate account	—	—	—	—	—
Interest	1,052	1,051	1,053	1,029	1,032
Policy charges	(32)	(46)	(47)	(23)	(43)
Other	69	1,354	69	339	(1,062)
Balance, end of period	$115,419	$118,073	$118,134	$121,853	$124,174

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$70,623	$73,691	$76,596	$78,346	$74,959
Premiums and deposits	1,088	1,469	1,472	1,681	4,051
Surrenders and withdrawals (1)	(1,164)	(1,780)	(1,461)	(4,360)	(2,729)
Benefit payments	(16)	(29)	(21)	(27)	(34)
Net flows	(92)	(340)	(10)	(2,706)	1,288
Investment performance	2,741	2,184	1,508	865	(414)
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(64)	(75)	(83)	(85)	(80)
Other	483	1,136	335	(1,461)	1,085
Balance, end of period	$73,691	$76,596	$78,346	$74,959	$76,838

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$25,700	$26,501	$27,219	$28,098	$30,341
Premiums and deposits (1)	776	770	1,054	3,019	3,906
Surrenders and withdrawals	(150)	(236)	(369)	(985)	(863)
Net flows	626	534	685	2,034	3,043
Interest	175	184	194	209	204
Balance, end of period	$26,501	$27,219	$28,098	$30,341	$33,588

(1) Includes $0, $102 million, $20 million, $2.4 billion and $0 of transfers from separate account GICs to synthetic GICs at March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$62	$64	$56	$61	$61
Pension, postretirement and postemployment benefit costs	3	3	2	3	2
Premium taxes, other taxes, and licenses & fees	5	9	4	12	8
Commissions and other variable expenses	44	51	49	40	42
Other expenses, as reported on an adjusted basis	$114	$127	$111	$116	$113

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Investment income yield excluding variable investment income yield	4.52%	4.50%	4.43%	4.32%	4.24%
Variable investment income yield	0.15%	0.35%	0.23%	0.23%	0.31%
Total investment income yield	4.67%	4.85%	4.66%	4.55%	4.55%
Average crediting rate	3.71%	3.66%	3.64%	3.49%	3.41%
Annualized general account spread	0.96%	1.19%	1.02%	1.06%	1.14%

Annualized general account spread excluding variable investment income yield	0.81%	0.84%	0.79%	0.83%	0.83%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$105	$100	$101	$105	$94
Pension, postretirement and postemployment benefit costs	2	2	2	3	1
Premium taxes, other taxes, and licenses & fees	22	27	24	23	21
Commissions and other variable expenses	109	114	120	114	117
Other expenses, as reported on an adjusted basis	$238	$243	$247	$245	$233

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Net Written Premiums by Product
Auto	$588	$615	$623	$576	$564
Homeowners & Other	277	347	354	321	283
Total	$865	$962	$977	$897	$847
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$898	$912	$925	$925	$912
Loss and loss adjustment expense ratio	65.5%	70.4%	72.9%	75.3%	64.9%
Other expense ratio	26.7%	25.7%	25.5%	26.3%	26.1%
Total combined ratio	92.2%	96.1%	98.4%	101.6%	91.0%

Effect of catastrophe losses	4.6%	8.6%	7.6%	1.4%	4.7%
Combined ratio excluding catastrophes	87.6%	87.5%	90.8%	100.2%	86.3%
Prior year development	(0.3)%	(0.6)%	(0.6)%	6.3%	2.7%
Combined ratio excluding catastrophes and prior year development before provision for income tax	87.9%	88.1%	91.4%	93.9%	83.6%
Auto
Net earned premium	$591	$598	$603	$599	$588
Loss and loss adjustment expense ratio	67.7%	67.8%	73.8%	92.8%	64.8%
Other expense ratio	26.6%	25.2%	24.9%	25.8%	25.2%
Total combined ratio	94.3%	93.0%	98.7%	118.6%	90.0%

Effect of catastrophe losses	0.4%	1.7%	2.1%	0.3%	0.5%
Combined ratio excluding catastrophes	93.9%	91.3%	96.6%	118.3%	89.5%
Prior year development	(0.4)%	(0.7)%	(0.8)%	10.9%	(0.1)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.3%	92.0%	97.4%	107.4%	89.6%
Homeowners & Other
Net earned premium	$307	$314	$322	$326	$324
Loss and loss adjustment expense ratio	61.3%	75.4%	71.2%	43.2%	65.1%
Other expense ratio	27.0%	26.7%	26.6%	27.1%	27.8%
Total combined ratio	88.3%	102.1%	97.8%	70.3%	92.9%

Effect of catastrophe losses	12.5%	21.6%	17.9%	3.5%	12.3%
Combined ratio excluding catastrophes	75.8%	80.5%	79.9%	66.8%	80.6%
Prior year development	(0.1)%	(0.2)%	(0.3)%	(2.0)%	8.0%
Combined ratio excluding catastrophes and prior year development before provision for income tax	75.9%	80.7%	80.2%	68.8%	72.6%
Catastrophe Losses Before Provision for Income Tax
Auto	$2	$10	$13	$2	$3
Homeowners & Other	39	68	57	11	40
Total	$41	$78	$70	$13	$43

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$1,699	$1,631	$1,654	$1,648	$1,636	$1,699	$1,636
Universal life and investment-type product policy fees	406	419	430	419	430	406	430
Net investment income	880	944	915	952	937	880	937
Other revenues	16	13	14	13	14	16	14
Total adjusted revenues	3,001	3,007	3,013	3,032	3,017	3,001	3,017

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,319	1,279	1,264	1,323	1,321	1,319	1,321
Interest credited to policyholder account balances	403	424	440	443	445	403	445
Capitalization of DAC	(479)	(472)	(498)	(464)	(421)	(479)	(421)
Amortization of DAC and VOBA	307	312	353	316	315	307	315
Amortization of negative VOBA	(9)	(7)	(2)	(7)	(8)	(9)	(8)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	955	955	955	953	874	955	874
Total adjusted expenses	2,496	2,491	2,512	2,564	2,526	2,496	2,526
Adjusted earnings before provision for income tax	505	516	501	468	491	505	491
Provision for income tax expense (benefit)	149	157	152	127	141	149	141
Adjusted earnings	356	359	349	341	350	356	350
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$356	$359	$349	$341	$350	$356	$350

Adjusted premiums, fees and other revenues	$2,121	$2,063	$2,098	$2,080	$2,080	$2,121	$2,080

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Adjusted premiums, fees and other revenues	$2,121	$2,063	$2,098	$2,080	$2,080

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,117	$2,062	$2,072	$2,068	$2,080
Add: Operating joint ventures, on a constant currency basis (1), (2)	242	276	250	279	278
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,359	$2,338	$2,322	$2,347	$2,358

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$324	$332	$316	$343	$321
Pension, postretirement and postemployment benefit costs	23	23	23	23	23
Premium taxes, other taxes, and licenses & fees	43	43	43	51	40
Commissions and other variable expenses	565	557	573	536	490
Other expenses, as reported on an adjusted basis	$955	$955	$955	$953	$874
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$476	$483	$457	$489	$453

Other expenses, as reported on an adjusted basis, on a constant currency basis	$952	$955	$943	$947	$874
Add: Operating joint ventures, on a constant currency basis (1), (2)	104	107	104	112	95
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,056	$1,062	$1,047	$1,059	$969
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$539	$552	$521	$562	$523

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Japan:
Life	$174	$163	$169	$156	$174
Accident & Health	114	104	90	92	78
Annuities	178	135	122	65	61
Other	1	2	4	5	2
Total Japan	467	404	385	318	315
Other Asia	222	198	272	205	192
Total sales	$689	$602	$657	$523	$507

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Adjusted earnings available to common shareholders	$356	$359	$349	$341	$350
Adjusted earnings available to common shareholders, on a constant currency basis	$350	$354	$344	$338	$350

(1) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

GA AUM	$121,373	$127,809	$131,309	$130,861	$131,521
GA AUM (at amortized cost)	$112,220	$116,009	$117,917	$119,044	$120,490

GA AUM (at amortized cost), on a constant currency basis	$110,684	$113,360	$116,384	$116,915	$120,490
Add: Operating joint ventures, on a constant currency basis (1)	3,908	4,070	4,239	4,491	4,667
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$114,592	$117,430	$120,623	$121,406	$125,157

(1) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$646	$773	$703	$601	$640	$646	$640
Universal life and investment-type product policy fees	284	280	256	274	270	284	270
Net investment income	296	360	295	320	218	296	218
Other revenues	12	11	8	13	11	12	11
Total adjusted revenues	1,238	1,424	1,262	1,208	1,139	1,238	1,139

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	597	790	656	580	610	597	610
Interest credited to policyholder account balances	94	86	74	78	70	94	70
Capitalization of DAC	(94)	(100)	(102)	(100)	(100)	(94)	(100)
Amortization of DAC and VOBA	78	79	58	76	74	78	74
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	—	1	1	1	1
Other expenses	366	352	356	369	345	366	345
Total adjusted expenses	1,042	1,208	1,042	1,004	1,000	1,042	1,000
Adjusted earnings before provision for income tax	196	216	220	204	139	196	139
Provision for income tax expense (benefit)	62	57	65	43	44	62	44
Adjusted earnings	134	159	155	161	95	134	95
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$134	$159	$155	$161	$95	$134	$95

Adjusted premiums, fees and other revenues	$942	$1,064	$967	$888	$921	$942	$921

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$148	$134	$130	$145	$129
Pension, postretirement and postemployment benefit costs	1	1	1	2	2
Premium taxes, other taxes, and licenses & fees	15	14	15	14	15
Commissions and other variable expenses	202	203	210	208	199
Other expenses, as reported on an adjusted basis	$366	$352	$356	$369	$345
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$272	$252	$254	$269	$245
Other expenses, as reported on an adjusted basis, on a constant currency basis	$333	$325	$334	$353	$345
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$247	$233	$238	$258	$245

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Mexico	$106	$81	$80	$94	$120
Chile	63	81	78	62	85
All other	34	46	49	69	53
Total sales	$203	$208	$207	$225	$258

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Adjusted premiums, fees and other revenues	$942	$1,064	$967	$888	$921
Adjusted earnings available to common shareholders	$134	$159	$155	$161	$95

Adjusted premiums, fees and other revenues, on a constant currency basis	$854	$969	$906	$849	$921
Adjusted earnings available to common shareholders, on a constant currency basis	$118	$142	$144	$154	$95

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$542	$551	$526	$558	$568	$542	$568
Universal life and investment-type product policy fees	103	105	117	98	116	103	116
Net investment income	74	73	73	71	69	74	69
Other revenues	14	13	13	14	13	14	13
Total adjusted revenues	733	742	729	741	766	733	766

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	284	292	291	309	310	284	310
Interest credited to policyholder account balances	24	23	25	26	27	24	27
Capitalization of DAC	(117)	(126)	(128)	(134)	(130)	(117)	(130)
Amortization of DAC and VOBA	92	107	128	101	130	92	130
Amortization of negative VOBA	(1)	(3)	(2)	(2)	(2)	(1)	(2)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	338	350	341	370	332	338	332
Total adjusted expenses	620	643	655	670	667	620	667
Adjusted earnings before provision for income tax	113	99	74	71	99	113	99
Provision for income tax expense (benefit)	27	22	21	5	21	27	21
Adjusted earnings	86	77	53	66	78	86	78
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$86	$77	$53	$66	$78	$86	$78

Adjusted premiums, fees and other revenues	$659	$669	$656	$670	$697	$659	$697

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$122	$128	$115	$142	$110
Pension, postretirement and postemployment benefit costs	1	2	2	1	2
Premium taxes, other taxes, and licenses & fees	8	7	7	6	7
Commissions and other variable expenses	207	213	217	221	213
Other expenses, as reported on an adjusted basis	$338	$350	$341	$370	$332
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$221	$224	$213	$236	$202
Other expenses, as reported on an adjusted basis, on a constant currency basis	$331	$346	$339	$366	$332
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$217	$222	$212	$234	$202

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Adjusted premiums, fees and other revenues	$659	$669	$656	$670	$697
Adjusted earnings available to common shareholders	$86	$77	$53	$66	$78

Adjusted premiums, fees and other revenues, on a constant currency basis	$646	$662	$654	$664	$697
Adjusted earnings available to common shareholders, on a constant currency basis	$83	$76	$52	$66	$78
Total sales on a constant currency basis	$250	$221	$206	$219	$255

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Adjusted revenues
Premiums	$927	$924	$925	$972	$904	$927	$904
Universal life and investment-type product policy fees	274	286	284	280	294	274	294
Net investment income	1,287	1,338	1,316	1,340	1,315	1,287	1,315
Other revenues	67	65	52	69	35	67	35
Total adjusted revenues	2,555	2,613	2,577	2,661	2,548	2,555	2,548

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,648	1,703	1,856	1,763	1,661	1,648	1,661
Interest credited to policyholder account balances	226	227	228	224	218	226	218
Capitalization of DAC	(6)	(8)	(9)	(5)	(5)	(6)	(5)
Amortization of DAC and VOBA	63	80	94	62	100	63	100
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	2	2	2	2
Other expenses	227	237	223	282	228	227	228
Total adjusted expenses	2,160	2,241	2,394	2,328	2,204	2,160	2,204
Adjusted earnings before provision for income tax	395	372	183	333	344	395	344
Provision for income tax expense (benefit)	78	73	34	64	67	78	67
Adjusted earnings	317	299	149	269	277	317	277
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$317	$299	$149	$269	$277	$317	$277

Adjusted premiums, fees and other revenues	$1,268	$1,275	$1,261	$1,321	$1,233	$1,268	$1,233

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$80,734	$80,645	$80,830	$81,118	$81,161
Premiums and deposits (2), (3)	1,195	1,167	1,177	1,322	1,236
Surrenders and withdrawals	(617)	(607)	(682)	(680)	(642)
Benefit payments	(843)	(736)	(717)	(813)	(800)
Net flows	(265)	(176)	(222)	(171)	(206)
Net transfers from (to) separate account	12	14	12	20	(1)
Interest	823	826	833	834	832
Policy charges	(191)	(189)	(190)	(188)	(188)
Other	(468)	(290)	(145)	(452)	(140)
Balance, end of period	$80,645	$80,830	$81,118	$81,161	$81,458

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$19,784	$19,371	$19,309	$19,402	$18,755
Premiums and deposits (2), (3)	111	106	100	97	116
Surrenders and withdrawals	(497)	(414)	(389)	(512)	(390)
Benefit payments	(173)	(160)	(149)	(161)	(168)
Net flows	(559)	(468)	(438)	(576)	(442)
Net transfers from (to) separate account	89	110	93	80	177
Interest	141	139	138	134	134
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(80)	161	304	(281)	1,275
Balance, end of period	$19,371	$19,309	$19,402	$18,755	$19,895

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$4,660	$5,220	$5,368	$5,324	$5,647
Premiums and deposits (3)	67	63	62	62	63
Surrenders and withdrawals	(59)	(62)	(61)	(59)	(60)
Benefit payments	(8)	(9)	(9)	(7)	(10)
Net flows	—	(8)	(8)	(4)	(7)
Investment performance	638	241	(9)	409	(987)
Net transfers from (to) general account	(12)	(14)	(12)	(20)	1
Policy charges	(65)	(66)	(67)	(66)	(65)
Other	(1)	(5)	52	4	(3)
Balance, end of period	$5,220	$5,368	$5,324	$5,647	$4,586

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Balance, beginning of period	$37,549	$40,136	$40,255	$39,122	$39,962
Premiums and deposits (3)	92	91	77	79	85
Surrenders and withdrawals	(978)	(1,126)	(1,070)	(1,147)	(1,111)
Benefit payments	(100)	(106)	(104)	(105)	(100)
Net flows	(986)	(1,141)	(1,097)	(1,173)	(1,126)
Investment performance	3,854	1,574	269	2,294	(5,531)
Net transfers from (to) general account	(89)	(110)	(93)	(80)	(177)
Policy charges	(191)	(205)	(212)	(201)	(187)
Other	(1)	1	—	—	1
Balance, end of period	$40,136	$40,255	$39,122	$39,962	$32,942

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Direct and allocated expenses	$146	$154	$141	$184	$151
Pension, postretirement and postemployment benefit costs	8	8	7	9	3
Premium taxes, other taxes, and licenses & fees	18	18	17	14	17
Commissions and other variable expenses	55	57	58	75	57
Other expenses, as reported on an adjusted basis	$227	$237	$223	$282	$228

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Life (1)
Adjusted premiums, fees and other revenues	$849	$851	$845	$906	$830
Interest adjusted benefit ratio	50.0%	53.9%	67.5%	55.5%	51.0%

Lapse Ratio (2)
Traditional life	4.8%	4.8%	4.8%	4.8%	4.7%
Variable & universal life	4.3%	4.2%	4.2%	4.1%	4.1%
Fixed annuity	10.2%	10.7%	10.7%	11.3%	9.6%
Variable annuity	10.1%	10.2%	10.2%	10.2%	10.6%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Adjusted revenues
Premiums	$24	$16	$35	$8	$12	$24	$12
Universal life and investment-type product policy fees	1	—	1	—	—	1	—
Net investment income	25	44	114	92	16	25	16
Other revenues	94	82	36	79	84	94	84
Total adjusted revenues	144	142	186	179	112	144	112

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	20	18	32	3	26	20	26
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(4)	(3)	(3)	(3)	(2)	(3)
Amortization of DAC and VOBA	1	2	2	1	1	1	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	229	268	218	219	217	229	217
Other expenses	222	289	320	243	136	222	136
Total adjusted expenses	470	573	569	463	377	470	377
Adjusted earnings before provision for income tax	(326)	(431)	(383)	(284)	(265)	(326)	(265)
Provision for income tax expense (benefit)	(165)	(181)	(192)	(663)	(166)	(165)	(166)
Adjusted earnings	(161)	(250)	(191)	379	(99)	(161)	(99)
Preferred stock dividends	32	57	32	57	32	32	32
Adjusted earnings available to common shareholders	$(193)	$(307)	$(223)	$322	$(131)	$(193)	$(131)

Adjusted premiums, fees and other revenues	$119	$98	$72	$87	$96	$119	$96

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Business activities	$13	$12	$25	$20	$18	$13	$18
Net investment income	29	46	114	101	17	29	17
Interest expense on debt	(239)	(280)	(229)	(230)	(229)	(239)	(229)
Corporate initiatives and projects	(100)	(117)	(151)	(195)	(31)	(100)	(31)
Other	(29)	(92)	(142)	(67)	(40)	(29)	(40)
Provision for income tax (expense) benefit and other tax-related items	165	181	192	750	166	165	166
Preferred stock dividends	(32)	(57)	(32)	(57)	(32)	(32)	(32)
Adjusted earnings available to common shareholders	$(193)	$(307)	$(223)	$322	$(131)	$(193)	$(131)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year-to-Date Period Ended (1)
Unaudited (In millions, except yields)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Fixed Maturity Securities
Yield	4.23%	4.30%	4.15%	4.19%	3.82%	4.23%	3.82%
Investment income (2), (3)	$2,902	$2,975	$2,901	$2,965	$2,739	$2,902	$2,739
Investment gains (losses)	(24)	138	82	71	4	(24)	4
Ending carrying value (4)	309,368	319,696	327,203	329,067	327,913	309,368	327,913
Mortgage Loans
Yield	4.73%	4.82%	4.74%	5.00%	4.37%	4.73%	4.37%
Investment income (3)	912	943	929	998	884	912	884
Investment gains (losses)	(15)	14	(16)	6	(63)	(15)	(63)
Ending carrying value	78,601	77,997	78,959	80,529	81,344	78,601	81,344
Real Estate and Real Estate Joint Ventures
Yield	2.04%	3.62%	3.53%	3.58%	2.95%	2.04%	2.95%
Investment income	50	92	91	94	81	50	81
Investment gains (losses)	5	1	96	297	1	5	1
Ending carrying value	10,022	10,326	10,246	10,741	11,250	10,022	11,250
Policy Loans
Yield	5.28%	5.34%	5.33%	5.21%	5.23%	5.28%	5.23%
Investment income	128	129	129	126	126	128	126
Ending carrying value	9,670	9,705	9,671	9,680	9,638	9,670	9,638
Equity Securities
Yield	5.43%	5.15%	4.62%	5.85%	5.43%	5.43%	5.43%
Investment income	16	16	13	16	14	16	14
Investment gains (losses)	107	(2)	17	12	(284)	107	(284)
Ending carrying value	1,432	1,476	1,341	1,342	1,050	1,432	1,050
Other Limited Partnership Interests
Yield	7.59%	14.28%	15.37%	9.87%	16.22%	7.59%	16.22%
Investment income	127	247	279	187	323	127	323
Investment gains (losses)	(1)	1	3	3	4	(1)	4
Ending carrying value	6,787	7,054	7,441	7,716	8,230	6,787	8,230
Cash and Short-term Investments
Yield	3.08%	2.39%	2.31%	2.09%	1.73%	3.08%	1.73%
Investment income	79	65	62	50	44	79	44
Investment gains (losses)	—	(5)	(1)	9	4	—	4
Ending carrying value	19,030	21,246	22,988	20,448	30,024	19,030	30,024
Other Invested Assets
Investment income	203	225	226	247	266	203	266
Investment gains (losses)	(67)	(38)	(30)	(10)	21	(67)	21
Ending carrying value	18,175	20,036	21,979	19,015	27,839	18,175	27,839
Total Investments
Investment income yield	4.44%	4.66%	4.57%	4.57%	4.30%	4.44%	4.30%
Investment fees and expenses yield	(0.14)%	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.14)%	(0.13)%
Net Investment Income Yield	4.30%	4.52%	4.44%	4.44%	4.17%	4.30%	4.17%
Investment income	$4,417	$4,692	$4,630	$4,683	$4,477	$4,417	$4,477
Investment fees and expenses	(136)	(138)	(134)	(137)	(134)	(136)	(134)
Net investment income including Divested businesses	4,281	4,554	4,496	4,546	4,343	4,281	4,343
Less: Net investment income from Divested businesses	—	—	23	24	22	—	22
Net Investment Income, as reported on an adjusted basis (5)	$4,281	$4,554	$4,473	$4,522	$4,321	$4,281	$4,321
Ending Carrying Value	$453,085	$467,536	$479,828	$478,538	$497,288	$453,085	$497,288
Gross investment gains	$375	$328	$332	$672	$436	$375	$436
Gross investment losses	(271)	(189)	(159)	(144)	(495)	(271)	(495)
Net credit loss (provision) release and (impairments)	(99)	(30)	(22)	(140)	(254)	(99)	(254)
Investment Portfolio Gains (Losses) (6)	5	109	151	388	(313)	5	(313)
Investment portfolio gains (losses) income tax (expense) benefit	(17)	(26)	(64)	(96)	69	(17)	69
Investment Portfolio Gains (Losses), Net of Income Tax	$(12)	$83	$87	$292	$(244)	$(12)	$(244)

Derivative gains (losses) (6)	$15	$614	$1,141	$(1,583)	$4,068	$15	$4,068
Derivative gains (losses) income tax (expense) benefit	(18)	(150)	(259)	364	(885)	(18)	(885)
Derivative Gains (Losses), Net of Income Tax	$(3)	$464	$882	$(1,219)	$3,183	$(3)	$3,183

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$80,146	26.0%	$83,712	26.3%	$87,114	26.7%	$87,753	26.8%	$85,071	26.0%
Foreign government securities		64,955	21.1%	67,554	21.2%	67,547	20.7%	67,229	20.5%	64,844	19.9%
Foreign corporate securities		59,945	19.4%	62,398	19.6%	63,100	19.3%	64,165	19.6%	59,195	18.1%
U.S. government and agency securities		41,008	13.3%	40,003	12.6%	40,802	12.5%	42,084	12.8%	47,959	14.7%
Residential mortgage-backed securities		28,360	9.2%	29,049	9.1%	29,591	9.1%	28,547	8.7%	30,469	9.3%
Asset-backed securities		12,631	4.1%	13,712	4.3%	14,345	4.4%	14,542	4.4%	14,838	4.5%
Municipals		11,898	3.8%	12,255	3.8%	12,942	4.0%	13,053	4.0%	13,871	4.3%
Commercial mortgage-backed securities		9,467	3.1%	10,006	3.1%	10,608	3.3%	10,447	3.2%	10,438	3.2%
Fixed Maturity Securities Available-For-Sale		$308,410	100.0%	$318,689	100.0%	$326,049	100.0%	$327,820	100.0%	$326,685	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$216,343	70.1%	$223,594	70.2%	$229,104	70.3%	$230,708	70.4%	$235,650	72.1%
2	Baa	75,769	24.6%	78,943	24.8%	81,478	25.0%	81,425	24.8%	76,239	23.3%
3	Ba	11,350	3.7%	11,490	3.6%	11,400	3.5%	11,652	3.6%	10,999	3.4%
4	B	4,324	1.4%	4,176	1.3%	3,423	1.0%	3,337	1.0%	3,200	1.0%
5	Caa and lower	591	0.2%	451	0.1%	609	0.2%	693	0.2%	564	0.2%
6	In or near default	33	—%	35	—%	35	—%	5	—%	33	—%
Fixed Maturity Securities Available-For-Sale (7)		$308,410	100.0%	$318,689	100.0%	$326,049	100.0%	$327,820	100.0%	$326,685	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (8)

		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$2,563	91.2%	$1,542	80.6%	$1,499	73.3%	$1,370	83.2%	$5,301	68.3%
20% or more for less than six months		135	4.8%	215	11.2%	370	18.1%	116	7.0%	2,371	30.6%
20% or more for six months or greater		113	4.0%	156	8.2%	176	8.6%	161	9.8%	85	1.1%
Gross Unrealized Losses		$2,811	100.0%	$1,913	100.0%	$2,045	100.0%	$1,647	100.0%	$7,757	100.0%

Gross Unrealized Gains		$22,662		$29,373		$34,964		$31,812		$32,005

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020

Commercial mortgage loans	$49,960		$49,570		$49,898		$49,624		$50,077
Agricultural mortgage loans	15,130		15,334		15,752		16,695		16,788
Residential mortgage loans	13,861		13,450		13,659		14,504		14,943
Mortgage loans held-for-sale	—		—		—		59		—
Mortgage Loans	78,951		78,354		79,309		80,882		81,808
Valuation allowances	(350)		(357)		(350)		(353)		(464)
Mortgage Loans, net	$78,601		$77,997		$78,959		$80,529		$81,344

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		March 31, 2020
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,683	21.4%	$10,511	21.2%	$10,079	20.2%	$10,169	20.5%	$10,183	20.3%
Non-U.S.	9,727	19.5%	9,463	19.1%	9,480	19.0%	10,093	20.3%	9,424	18.8%
Middle Atlantic	7,873	15.7%	7,952	16.0%	8,210	16.4%	8,302	16.7%	7,967	15.9%
South Atlantic	6,427	12.9%	6,459	13.0%	6,896	13.8%	6,487	13.1%	6,461	12.9%
West South Central	4,299	8.6%	4,386	8.9%	4,454	8.9%	4,255	8.6%	3,970	7.9%
East North Central	3,269	6.5%	3,245	6.6%	3,225	6.5%	3,066	6.2%	2,183	4.4%
Mountain	1,501	3.0%	1,729	3.5%	1,774	3.6%	1,602	3.2%	1,755	3.5%
New England	1,479	3.0%	1,628	3.3%	1,705	3.4%	1,433	2.9%	1,670	3.3%
West North Central	594	1.2%	593	1.2%	592	1.2%	607	1.2%	635	1.3%
East South Central	563	1.1%	563	1.1%	530	1.1%	502	1.0%	483	1.0%
Multi-Region and Other	3,545	7.1%	3,041	6.1%	2,953	5.9%	3,108	6.3%	5,346	10.7%
Total	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%

Office	$24,514	49.1%	$23,755	47.9%	$23,455	47.0%	$22,925	46.2%	$22,857	45.6%
Apartment	6,943	13.9%	6,960	14.1%	6,906	13.8%	8,212	16.6%	8,869	17.7%
Retail	9,387	18.8%	9,577	19.3%	9,707	19.5%	9,052	18.2%	8,842	17.7%
Industrial	3,761	7.5%	3,748	7.6%	4,226	8.5%	3,985	8.0%	4,101	8.2%
Hotel	3,716	7.4%	3,688	7.4%	3,617	7.2%	3,471	7.0%	3,328	6.6%
Other	1,639	3.3%	1,842	3.7%	1,987	4.0%	1,979	4.0%	2,080	4.2%
Total	$49,960	100.0%	$49,570	100.0%	$49,898	100.0%	$49,624	100.0%	$50,077	100.0%

INVESTMENTS FOOTNOTES

(1) We calculate yields using average quarterly asset carrying values. Yields exclude the impact of recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page 5. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes investment income related to fair value option securities of $55 million, $38 million, $59 million, $32 million and $(78) million for the three months ended March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, respectively, and $55 million and $(78) million for the year-to-date period ended March 31, 2019 and March 31, 2020, respectively.

(3) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4) The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Fixed maturity securities available-for-sale	$308,410	$318,689	$326,049	$327,820	$326,685
Contractholder-directed equity securities and fair value option securities	13,245	13,000	12,671	13,102	11,145
Total fixed maturity securities	321,655	331,689	338,720	340,922	337,830
Less: Contractholder-directed equity securities	12,284	11,990	11,514	11,852	9,914
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	3	3	3	3
Fixed maturity securities	$309,368	$319,696	$327,203	$329,067	$327,913

(5) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5.
(6) Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Net investment gains (losses)	$15	$61	$161	$207	$(288)	$15	$(288)
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	(15)	3	(1)	(1)	1	(15)	1
Less: Non-investment portfolio gains (losses)	25	(51)	11	(180)	24	25	24
Investment portfolio gains (losses)	$5	$109	$151	$388	$(313)	$5	$(313)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Net derivative gains (losses)	$115	$724	$1,254	$(1,465)	$4,201	$115	$4,201
Less: Investment hedge adjustments	105	118	121	125	138	105	138
Less: Settlement of foreign currency earnings hedges	(2)	(2)	(3)	(2)	—	(2)	—
Less: PAB hedge adjustments	(3)	(6)	(5)	(5)	(5)	(3)	(5)
Derivative gains (losses)	$15	$614	$1,141	$(1,583)	$4,068	$15	$4,068

(7) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(8) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,349	$1,684	$2,152	$536	$4,366	$1,349	$4,366
Add: Preferred stock dividends	32	57	32	57	32	32	32
Add: Net Income (loss) attributable to noncontrolling interests	4	5	6	(5)	3	4	3
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	1,385	1,746	2,190	588	4,401	$1,385	$4,401
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	15	61	161	207	(288)	15	(288)
Net derivative gains (losses)	115	724	1,254	(1,465)	4,201	115	4,201
Premiums - Divested businesses	—	—	35	36	32	—	32
Universal life and investment-type product policy fees
Unearned revenue adjustments	—	20	59	18	18	—	18
GMIB fees	27	28	27	26	26	27	26
Divested businesses	—	—	2	1	2	—	2
Net investment income
Investment hedge adjustments	(105)	(118)	(121)	(125)	(138)	(105)	(138)
Operating joint venture adjustments	—	—	—	—	—	—	—
Unit-linked contract income	736	261	250	228	(1,140)	736	(1,140)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(4)	(4)	(2)	(5)	(4)	(4)	(4)
Divested businesses	—	—	23	24	22	—	22
Other revenues
Settlement of foreign currency earnings hedges	2	2	3	2	—	2	—
TSA fees	68	69	69	40	42	68	42
Divested businesses	—	—	—	2	—	—	—
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	—	—	(9)	(10)	(9)	—	(9)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(79)	(84)	(87)	6	(48)	(79)	(48)
GMIB costs	(56)	(39)	47	(106)	141	(56)	141
Market value adjustments	4	11	(3)	(8)	(11)	4	(11)
Divested businesses	—	—	(34)	(33)	(24)	—	(24)
Interest credited to policyholder account balances
PAB hedge adjustments	3	6	5	5	5	3	5
Unit-linked contract costs	(716)	(257)	(223)	(240)	1,138	(716)	1,138
Divested businesses	—	—	(8)	(10)	(5)	—	(5)
Capitalization of DAC - Divested businesses	—	—	11	9	3	—	3
Amortization of DAC and VOBA
Related to NIGL and NDGL	24	5	(39)	(106)	(30)	24	(30)
Related to GMIB fees and GMIB costs	7	3	—	1	(13)	7	(13)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	(2)	(2)	(6)	—	(6)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Noncontrolling interest	6	6	8	(5)	3	6	3
Regulatory implementation costs	(3)	(7)	(5)	(3)	(2)	(3)	(2)
Acquisition, integration and other costs	(23)	(6)	(8)	(7)	(6)	(23)	(6)
TSA fees	(68)	(69)	(69)	(40)	(42)	(68)	(42)
Divested businesses	—	(6)	(36)	(116)	(19)	—	(19)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(24)	(236)	(340)	373	(928)	(24)	(928)
Adjusted earnings	1,456	1,376	1,222	1,891	1,481	1,456	1,481
Less: Preferred stock dividends	32	57	32	57	32	32	32
Adjusted earnings available to common shareholders	$1,424	$1,319	$1,190	$1,834	$1,449	$1,424	$1,449

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$(160)	$—	$—	$—	$—
Expense initiative costs	(55)	(70)	(88)	(119)	—	(55)	—
Interest on tax adjustments	—	—	—	64	—	—	—
Tax adjustments	—	—	—	475	—	—	—
Total notable items	$(55)	$(70)	$(248)	$420	$—	$(55)	$—

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$(19)	$—	$—	$—	$—
Total notable items	$—	$—	$(19)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$10	$—	$—	$—	$—
Total notable items	$—	$—	$10	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$(13)	$—	$—	$—	$—
Total notable items	$—	$—	$(13)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$(138)	$—	$—	$—	$—
Total notable items	$—	$—	$(138)	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020
Expense initiative costs	(55)	(70)	(88)	(119)	—	(55)	—
Interest on tax adjustments	—	—	—	64	—	—	—
Tax adjustments	—	—	—	475	—	—	—
Total notable items	$(55)	$(70)	$(88)	$420	$—	$(55)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Total MetLife, Inc.'s stockholders' equity	$58,509	$63,811	$68,368	$66,144	$70,221
Less: Preferred stock	3,340	3,340	3,340	3,340	4,312
MetLife, Inc.'s common stockholders' equity	55,169	60,471	65,028	62,804	65,909
Less: Net unrealized investment gains (losses), net of income tax	13,862	18,381	22,330	19,981	20,369
Defined benefit plans adjustment, net of income tax	(2,004)	(1,984)	(1,961)	(2,002)	(1,985)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$43,311	$44,074	$44,659	$44,825	$47,525
Less: Goodwill, net of income tax	9,082	9,071	8,955	8,986	8,828
VODA and VOCRA, net of income tax	298	288	279	268	276
Total MetLife, Inc.'s tangible common stockholders' equity	$33,931	$34,715	$35,425	$35,571	$38,421

Unaudited (In millions, except per share data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Book value per common share	$58.06	$64.61	$70.71	$68.62	$72.62
Less: Net unrealized investment gains (losses), net of income tax	14.59	19.64	24.28	21.84	22.45
Defined benefit plans adjustment, net of income tax	(2.11)	(2.12)	(2.13)	(2.19)	(2.19)
Book value per common share, excluding AOCI other than FCTA	$45.58	$47.09	$48.56	$48.97	$52.36
Less: Goodwill, net of income tax	9.56	9.69	9.74	9.82	9.73
VODA and VOCRA, net of income tax	0.31	0.31	0.30	0.29	0.30
Book value per common share - tangible common stockholders' equity	$35.71	$37.09	$38.52	$38.86	$42.33

Common shares outstanding, end of period	950.2	935.9	919.6	915.3	907.6

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Return on MetLife, Inc.'s:
Common stockholders' equity	10.3%	11.6%	13.7%	3.4%	27.1%
Common stockholders' equity, excluding AOCI other than FCTA	12.5%	15.4%	19.4%	4.8%	37.8%
Tangible common stockholders' equity (2)	16.2%	19.7%	24.6%	6.1%	47.3%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	10.9%	9.1%	7.6%	11.5%	9.0%
Common stockholders' equity, excluding AOCI other than FCTA	13.2%	12.1%	10.7%	16.4%	12.6%
Tangible common stockholders' equity (2)	17.1%	15.5%	13.7%	20.7%	15.8%

Average common stockholders' equity	$52,285	$57,820	$62,750	$63,916	$64,357
Average common stockholders' equity, excluding AOCI other than FCTA	$43,043	$43,693	$44,367	$44,742	$46,175
Average tangible common stockholders' equity	$33,630	$34,323	$35,070	$35,498	$36,996

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders used to calculate returns on tangible common stockholders' equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2019, June 30, 2019, September 30, 2019. December 31, 2019 and March 31, 2020 of $10 million, $9 million, $9 million, $6 million and $8 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
U.S. (1)	$6,058	$6,731	$7,391	$8,586	$6,189
ASIA	2,117	2,062	2,072	2,068	2,080
LATIN AMERICA	854	969	906	849	921
EMEA	646	662	654	664	697
METLIFE HOLDINGS (1)	1,268	1,275	1,261	1,321	1,233
CORPORATE & OTHER (1)	119	98	72	87	96
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,062	$11,797	$12,356	$13,575	$11,216
Adjusted premiums, fees and other revenues	$11,167	$11,900	$12,445	$13,632	$11,216

ASIA (including operating joint ventures) (2), (3)	$2,359	$2,338	$2,322	$2,347	$2,358

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
U.S. (1)	$993	$1,009	$1,004	$1,069	$1,066
ASIA	952	955	943	947	874
LATIN AMERICA	333	325	334	353	345
EMEA	331	346	339	366	332
METLIFE HOLDINGS (1)	227	237	223	282	228
CORPORATE & OTHER (1)	222	289	320	243	136
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,058	$3,161	$3,163	$3,260	$2,981
Other expenses, as reported on an adjusted basis	$3,101	$3,192	$3,199	$3,286	$2,981

ASIA (including operating joint ventures) (2), (3)	$1,056	$1,062	$1,047	$1,059	$969

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
U.S. (1)	$724	$732	$707	$675	$780
ASIA	350	354	344	338	350
LATIN AMERICA	118	142	144	154	95
EMEA	83	76	52	66	78
METLIFE HOLDINGS (1)	317	299	149	269	277
CORPORATE & OTHER (1)	(193)	(307)	(223)	322	(131)
Adjusted earnings available to common shareholders on a constant currency basis	$1,399	$1,296	$1,173	$1,824	$1,449
Adjusted earnings available to common shareholders	$1,424	$1,319	$1,190	$1,834	$1,449

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders per diluted common share	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(ix)	adjusted return on equity	(ix)	return on equity
(x)	adjusted return on equity, excluding AOCI other than FCTA	(x)	return on equity
(xi)	adjusted tangible return on equity	(xi)	return on equity
(xii)	investment portfolio gains (losses)	(xii)	net investment gains (losses)
(xiii)	derivative gains (losses)	(xiii)	net derivative gains (losses)
(xiv)	capitalization of DAC, as reported on an adjusted basis	(xiv)	capitalization of DAC
(xv)	total MetLife, Inc.’s tangible common stockholders’ equity	(xv)	total MetLife, Inc.’s stockholders’ equity
(xvi)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	book value per common share, excluding AOCI other than FCTA	(xvii)	book value per common share
(xviii)	book value per common share - tangible common stockholders' equity	(xviii)	book value per common share
(xix)	other expenses, as reported on an adjusted basis	(xix)	other expenses
(xx)	other expenses, net of capitalization of DAC, as reported on an adjusted basis	(xx)	other expenses, net of capitalization of DAC
(xxi)	other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•
Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FVA	Fair value adjustments
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements